UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	06/30

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

Daily Assets Fund Institutional

Semiannual Report
to Shareholders

December 31, 2006

Contents

click here Information About Your Fund's Expenses

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Fund Return
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,026.90
Expenses Paid per $1,000*	$ .20
Hypothetical 5% Fund Return
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,025.00
Expenses Paid per $1,000*	$ .20
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
Daily Assets Fund Institutional	.04%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation	12/31/06	6/30/06

Short-Term Notes	34%	33%
Commercial Paper	28%	22%
Certificates of Deposit and Bank Notes	20%	18%
Repurchase Agreements	11%	2%
Master Notes	5%	5%
Promissory Notes	1%	4%
Asset Backed	1%	1%
Time Deposit	—	13%
US Government Sponsored Agencies	—	2%
	100%	100%
Weighted Average Maturity

Daily Assets Fund Institutional	30 days	38 days
First Tier Institutional Money Fund Average*	41 days	36 days
* The Fund is compared to its respective iMoneyNet category: First Tier Institutional Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Fund's holdings, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 20.2%
ABN AMRO Bank, NV, 5.365%, 3/5/2007	25,000,000	24,999,471
Banco Bilbao Vizcaya Argentaria SA, 4.84%, 1/31/2007	18,000,000	17,999,500
Bank of Ireland, 5.32%, 3/27/2007	25,000,000	25,000,752
Bank of Tokyo-Mitsubishi-UFJ, Ltd.:
5.31%, 1/8/2007	25,000,000	25,000,000
5.36%, 4/23/2007	20,000,000	20,000,000
Barclays Bank PLC, 5.33%, 1/16/2007	30,000,000	30,000,000
Calyon, 5.32%, 4/27/2007	35,000,000	35,000,000
Canadian Imperial Bank of Commerce, 5.31%, 1/5/2007	30,000,000	30,000,000
Credit Agricole SA, 5.33%, 3/13/2007	25,000,000	24,999,518
Depfa Bank PLC, 5.32%, 3/15/2007	27,000,000	27,000,000
HBOS Treasury Services PLC, 5.305%, 4/19/2007	15,000,000	15,000,000
HSH Nordbank AG, 5.35%, 4/13/2007	100,000,000	100,000,000
Landesbank Baden Wurttemberg:
5.32%, 1/5/2007	20,000,000	19,999,998
5.325%, 1/16/2007	35,000,000	34,999,883
Mizuho Corporate Bank:
5.32%, 2/1/2007	20,000,000	20,000,000
5.34%, 2/8/2007	25,000,000	25,000,000
Natixis SA:
5.0%, 2/8/2007	10,000,000	10,000,000
5.0%, 2/9/2007	10,000,000	10,000,000
Norddeutsche Landesbank Girozentrale, 5.33%, 1/22/2007	25,000,000	25,000,000
Norinchukin Bank:
5.345%, 2/26/2007	30,000,000	29,999,770
5.35%, 1/11/2007	24,000,000	24,000,000
5.35%, 2/15/2007	25,000,000	25,000,000
Northern Rock PLC, 5.35%, 1/31/2007	20,000,000	20,000,000
Societe Generale, 5.32%, 2/20/2007	20,000,000	20,000,000
Wells Fargo Bank, NA, 4.79%, 1/17/2007	35,000,000	35,000,580
Total Certificates of Deposit and Bank Notes (Cost $673,999,472)		673,999,472

Commercial Paper** 28.2%
Atlantis One Funding Corp.:
5.255%, 2/21/2007	30,000,000	29,776,662
5.255%, 2/23/2007	20,000,000	19,845,269
Cancara Asset Securitization LLC, 5.255%, 1/30/2007	20,000,000	19,915,336
CC (USA), Inc.:
5.23%, 3/9/2007	10,000,000	9,902,664
5.26%, 2/28/2007	20,000,000	19,830,511
Cedar Springs Capital Company LLC:
5.26%, 3/12/2007	12,170,000	12,045,528
5.28%, 1/4/2007	30,418,000	30,404,616
5.28%, 1/9/2007	13,000,000	12,984,747
5.28%, 1/11/2007	20,000,000	19,970,667
5.28%, 1/19/2007	26,769,000	26,698,330
5.37%, 1/18/2007	5,000,000	4,987,321
Compass Securitization LLC:
5.28%, 1/23/2007	30,000,000	29,903,200
5.29%, 1/9/2007	7,265,000	7,256,459
Dorada Finance, Inc., 5.23%, 3/9/2007	10,000,000	9,902,664
Five Finance, Inc., 5.25%, 2/6/2007	40,000,000	39,790,000
Galleon Capital LLC, 5.28%, 1/9/2007	50,000,000	49,941,333
Giro Funding US Corp., 5.29%, 1/22/2007	30,000,000	29,907,425
Grampian Funding Ltd., 5.195%, 4/10/2007	25,000,000	24,642,844
Greyhawk Funding LLC, 5.27%, 1/19/2007	35,000,000	34,907,775
Irish Life & Permanent PLC, 5.26%, 2/28/2007	66,000,000	65,440,687
K2 (USA) LLC:
5.26%, 2/13/2007	30,000,000	29,811,517
5.26%, 2/14/2007	44,700,000	44,412,629
Lake Constance Funding LLC:
5.25%, 1/10/2007	30,000,000	29,960,625
5.285%, 1/8/2007	24,000,000	23,975,337
Monument Gardens Funding LLC, 5.32%, 2/16/2007	15,847,000	15,739,275
Nationwide Building Society:
5.245%, 3/6/2007	30,000,000	29,720,267
5.25%, 3/6/2007	25,000,000	24,766,667
Perry Global Funding LLC, Series A, 5.25%, 1/18/2007	20,000,000	19,950,417
Prudential PLC, 5.255%, 1/11/2007	40,000,000	39,941,611
Simba Funding Corp., 5.27%, 3/21/2007	30,000,000	29,653,058
Societe Generale North America, Inc., 5.235%, 2/16/2007	25,000,000	24,832,771
Swedish Export Credit Corp., 5.29%, 1/12/2007	25,000,000	24,959,590
Swedish National Housing Finance Corp., 5.21%, 4/16/2007	36,100,000	35,551,430
The Bear Stearns Companies, Inc., 5.25%, 2/9/2007	20,000,000	19,886,250
Verizon Communications, Inc., 5.36%, 1/9/2007	25,000,000	24,970,222
Yorktown Capital LLC, 5.29%, 1/19/2007	25,000,000	24,933,875
Total Commercial Paper (Cost $941,119,579)		941,119,579

Master Notes 4.7%
The Bear Stearns Companies, Inc., 5.432%*, 1/3/2007 (a) (Cost $155,000,000)	155,000,000	155,000,000

Asset Backed 0.7%
Steers Mercury III Trust, 144A, 5.37%, 5/27/2048 (Cost $24,000,000)	24,000,000	24,000,000

Promissory Notes 1.5%
The Goldman Sachs Group, Inc., 5.432%*, 1/16/2007 (Cost $50,000,000)	50,000,000	50,000,000

Short-Term Notes* 33.6%
American Express Bank FSB, 5.32%, 12/13/2007	35,000,000	34,996,749
American Express Centurion Bank:
5.32%, 11/6/2007	75,000,000	75,000,000
5.44%, 9/14/2007	25,000,000	25,019,887
Australia & New Zealand Banking Group Ltd., 5.35%, 6/23/2010	20,000,000	20,000,000
BNP Paribas:
5.287%, 3/6/2007	25,000,000	24,998,580
5.34%, 10/26/2010	20,000,000	20,000,000
Caja de Ahorros y Monte de Piedad de Madrid, 5.368%, 10/19/2007	20,000,000	20,000,000
Calyon, 5.3%, 9/13/2007	25,000,000	24,995,696
Canadian Imperial Bank of Commerce, 5.39%, 10/26/2007	40,000,000	39,992,153
Carrera Capital Finance LLC, 144A, 5.35%, 3/22/2007	50,000,000	50,000,000
CIT Group, Inc., 5.573%, 2/15/2007	35,000,000	35,007,587
Commonwealth Bank of Australia, 5.35%, 8/24/2010	40,000,000	40,000,000
DNB NOR Bank ASA, 5.34%, 5/25/2011	21,500,000	21,500,000
Intesa Bank Ireland PLC, 5.35%, 7/25/2011	10,000,000	10,000,000
Merrill Lynch & Co., Inc.:
5.315%, 5/14/2007	25,000,000	25,000,000
5.33%, 8/24/2011	15,000,000	15,000,000
5.36%, 11/15/2007	30,000,000	30,000,000
5.362%, 5/29/2007	25,000,000	25,000,000
5.41%, 11/2/2007	25,000,000	25,000,000
Morgan Stanley:
5.31%, 9/10/2007	35,000,000	35,000,000
5.382%, 2/5/2007	57,000,000	57,000,000
Natixis SA:
5.35%, 2/28/2007	100,000,000	100,000,000
5.42%, 8/31/2007	25,000,000	25,000,000
Nordea Bank AB, 5.33%, 11/9/2007	20,000,000	20,000,000
Skandinaviska Enskilda Banken:
5.3%, 10/3/2007	35,000,000	34,992,168
5.34%, 11/9/2007	15,000,000	15,000,000
5.35%, 11/16/2007	50,000,000	50,000,000
Toyota Motor Credit Corp., 5.29%, 5/14/2007	100,000,000	100,000,000
UniCredito Italiano Bank (Ireland) PLC:
5.36%, 11/9/2007	40,000,000	40,000,000
5.36%, 11/15/2007	75,000,000	75,000,000
Wachovia Bank NA, 5.362%, 5/22/2007	6,000,000	6,000,000
Total Short-Term Notes (Cost $1,119,502,820)		1,119,502,820

Municipal Bonds and Notes 0.3%
North Texas, Higher Education Authority, Inc., Student Loan Revenue, Series B, 5.35%***, 12/1/2044 (b) (Cost $10,000,000)	10,000,000	10,000,000

Repurchase Agreements 10.7%
Banc of America Securities LLC, 5.3%, dated 12/29/2006, to be repurchased at $126,249,182 on 1/3/2007 (c)	126,156,317	126,156,317
JPMorgan Securities, Inc., 5.33%, dated 12/29/2006, to be repurchased at $30,017,767 on 1/2/2007 (d)	30,000,000	30,000,000
UBS Securities LLC, 5.3%, dated 12/29/2006, to be repurchased at $200,147,222 on 1/3/2007 (e)	200,000,000	200,000,000
Total Repurchase Agreements (Cost $356,156,317)		356,156,317
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,329,778,188)+	99.9	3,329,778,188
Other Assets and Liabilities, Net	0.1	3,316,324
Net Assets	100.0	3,333,094,512
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of December 31, 2006.
** Annualized yield at time of purchase; not a coupon rate.
*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31, 2006.
+ The cost for federal income tax purposes was $3,329,778,188.
(a) Reset date; not a maturity date.
(b) Bond is insured by:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Assurance Corp.	0.3
(c) Collateralized by $133,789,476 Federal National Mortgage Association, 5.0%, maturing on 7/1/2035, with a value of $129,941,007.
(d) Collateralized by $31,298,996 Government National Mortgage Association, 5.0%, maturing on 10/15/2034 with a value of $30,600,432.
(e) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
58,412,309	Federal Home Loan Mortgage Corp.	3.521-7.361	12/1/2016-12/1/2036	59,432,144
144,303,786	Federal National Mortgage Association	3.212-8.916	8/1/2014-5/1/2046	144,571,990
Total Collateral Value				204,004,134

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, valued at amortized cost	$ 2,973,621,871
Repurchase agreements, valued at amortized cost	356,156,317
Total investments in securities, valued at amortized cost	3,329,778,188
Cash	764,988
Interest receivable	17,717,201
Other assets	176,993
Total assets	3,348,437,370
Liabilities
Dividends payable	15,136,345
Accrued expenses and other liabilities	206,513
Total liabilities	15,342,858
Net assets, at value	$ 3,333,094,512
Net Assets
Net assets consist of: Undistributed net investment income	206,199
Accumulated net realized gain (loss)	(850,938)
Paid-in capital	3,333,739,251
Net assets, at value	$ 3,333,094,512
Net Asset Value
Net Asset Value, offering and redemption price per share ($3,333,094,512 ÷ 3,333,739,261 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2006 (Unaudited)
Investment Income
Income: Interest	$ 82,049,836
Expenses: Advisory fee	1,540,993
Administration fee	1,540,993
Services to shareholders	13,949
Auditing	23,211
Legal	45,958
Trustees' fees and expenses	68,512
Custodian fees	62,489
Insurance	46,411
Other	17,802
Total expenses before expense reductions	3,360,318
Expense reductions	(2,744,974)
Total expenses after expense reductions	615,344
Net investment income	81,434,492
Net realized gain (loss) from investment transactions	(17,254)
Net increase (decrease) in net assets resulting from operations	$ 81,417,238

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2006 (Unaudited)	Year Ended June 30, 2006
Operations: Net investment income	81,434,492	142,207,529
Net realized gain (loss) on investment transactions	(17,254)	5,184
Net increase (decrease) in net assets resulting from operations	81,417,238	142,212,713
Distribution to shareholders from: Net investment income	(81,434,492)	(142,207,529)
Fund share transactions: Proceeds from shares sold	6,886,431,250	15,859,161,345
Cost of shares redeemed	(6,675,638,765)	(15,723,546,393)
Net increase (decrease) in net assets from Fund share transactions	210,792,485	135,614,952
Increase (decrease) in net assets	210,775,231	135,620,136
Net assets at beginning of period	3,122,319,281	2,986,699,145
Net assets at end of period (including undistributed net investment income of $206,199 and $206,199, respectively)	$ 3,333,094,512	$ 3,122,319,281
Other Information
Shares outstanding at beginning of period	3,122,946,776	2,987,331,824
Shares sold	6,886,431,250	15,859,161,345
Shares redeemed	(6,675,638,765)	(15,723,546,393)
Net increase (decrease) in Fund shares	210,792,485	135,614,952
Shares outstanding at end of period	3,333,739,261	3,122,946,776

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations: Net investment income	.027	.042	.022	.010	.015	.03
Net realized and unrealized gain (loss) on investment transactions[b]	—	—	—	—	—	—
Total from investment operations	.027	.042	.022	.010	.015	.03
Less distributions from: Net investment income	(.027)	(.042)	(.022)	(.010)	(.015)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	2.69c**	4.30[c]	2.24[c]	1.02[c]	1.47[c]	2.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,333	3,122	2,987	3,895	5,589	12,814
Ratio of expenses before expense reductions (%)	.22*	.13	.13	.14	.13	.12
Ratio of expenses after expense reductions (%)	.04*	.04	.02	.07	.12	.12
Ratio of net investment income (%)	5.29*	4.25	2.26	1.03	1.50	2.52
[a] For the six months ended December 31, 2006 (Unaudited). [b] Less than $.005 per share. [c] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Institutional Funds (the ``Trust'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), and is organized as a Massachusetts business trust. Daily Assets Fund Institutional (the ``Fund''), a diversified open-end management investment company, is one of the funds the Trust offers to institutional and ``accredited'' investors as defined under the Securities Act of 1933.

The Fund is primarily sold to investors who use the Fund to invest cash collateral received in connection with securities lending transactions.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At June 30, 2006, the Fund had a net tax basis capital loss carryforward of approximately $828,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2012 ($473,000), June 30, 2013 ($197,000), June 30, 2014 ($158,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through June 30, 2006, the Fund incurred approximately $5,800 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending June 30, 2007.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distributions of Income. The net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Fees and Transactions with Affiliates

Investment Advisory Agreement. Deutsche Asset Management, Inc. (``DAMI''), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. Effective January 1, 2007, DAMI, merged with Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the current investment management agreement for the Fund, except for the named investment advisor. The Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.10%.

	Total Aggregated	Waived	Annualized Effective Rate
Advisory Fee	$ 1,540,993	$ 1,540,993	0.00%

For the six months ended December 31, 2006, and through October 31, 2007, the Advisor has contractually agreed to waive all or a portion of its advisory fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at a ratio no higher than 0.07%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

Additionally, for the six months ended December 31, 2006, the Advisor has voluntarily agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary to limit expenses to 0.04% of the average daily net assets of the Fund.

Administration Fee. Effective July 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

	Total Aggregated	Waived	Unpaid at December 31, 2006	Annualized Effective Rate
Administration Fee	$ 1,540,993	$ 1,187,137	$ 132,531	0.02%

Service Provider Fees. DWS Scudder Investments Service Company (``DWS-SISC''), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. DWS-SISC maintains the shareholder account records for the Fund. Pursuant to a sub-transfer agency agreement, between DWS-SISC and DST Systems, Inc. (``DST''), DWS-SISC has delegated certain transfer agency and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2006, the amount charged to the Fund by DWS-SISC aggregated $13,756, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended December 31, 2006, the amount charged to the Fund by DIMA included in reports to shareholders aggregated $4,560, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Expense Reductions.

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended December 31, 2006, the custodian fee was reduced by $3,088 for custodian credits earned.

C. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

D. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's investment management agreement with DAMI in September 2006. The Fund's investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DAMI and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DAMI is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DAMI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DAMI by similar funds and institutional accounts advised by DAMI (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DAMI, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DAMI of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Institutional Class shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DAMI helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DAMI, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Institutional Class shares) was in the 1st quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DAMI has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DAMI. The Board considered extensive information regarding DAMI, including DAMI's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DAMI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DAMI and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DAMI during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DAMI the cost allocation methodology used to determine DAMI's profitability. In analyzing DAMI's costs and profits, the Board also reviewed the fees paid to and services provided by DAMI and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DAMI and its affiliates as a result of DAMI's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DAMI's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DAMI and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DAMI and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DAMI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DAMI, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DAMI and its affiliates) research services from third parties that are generally useful to DAMI and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DAMI's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DAMI's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DAMI to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DAMI's chief compliance officer; (ii) the large number of compliance personnel who report to DAMI's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the agreement.

In December 2006, the Board approved an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. ("DIMA") in connection with the merger of DAMI into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services.

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.
For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 www.dws-scudder.com (800) 621-1148
CUSIP Number	23339C 776
Fund Number	538

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Daily Assets Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Daily Assets Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 1, 2007